UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2014

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)     (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of January 13, 2014, Select Comfort Corporation (“Select” or the “Company”), GE Capital Retail Bank, formerly GE Money Bank (“GE”) and Select Comfort Retail Corporation (“Retail”) entered into a Twelfth Amendment (the “Twelfth Amendment”) and a Thirteenth Amendment (the “Thirteenth Amendment”) to the Amended and Restated Private Label Consumer Credit Card Program Agreement dated as of December 14, 2005, among those same parties, as previously amended up to the effective date of the Twelfth Amendment and Thirteenth Amendment (such agreement, as so previously amended, the “Program Agreement”).

The Twelfth Amendment sets forth certain terms and conditions related to the engagement by Select of any third party vendor who may be retained for the purposes of undertaking certain roles and responsibilities with respect to processing transactions under the Program Agreement and who may have access to customer information. The Twelfth Amendment (a) obligates Select to obtain GE’s approval prior to the engagement of any such third party vendor; (b) clarifies Select’s obligations regarding compliance and data security in connection with the engagement of any such third party vendor; (c) clarifies ownership of customer information generated under the Program Agreement; and (d) provides additional rights to GE regarding the termination or suspension of the program in the event of non-compliance or breach by any such third party vendor.

The Thirteenth Amendment sets forth provisions that will allow the parties to establish a separate consumer credit program designed to operate in parallel with the consumer revolving financing program currently offered under the Program Agreement.

The foregoing descriptions of the Twelfth Amendment and the Thirteenth Amendment are qualified in their entirety by reference to the full text of the Twelfth Amendment and the Thirteenth Amendment, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

10.1	Twelfth Amendment to Amended and Restated Private Label Consumer Credit Card Program Agreement dated and executed January 13, 2014;

10.2	Thirteenth Amendment to Amended and Restated Private Label Consumer Credit Card Program Agreement dated and executed January 13, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: January 17, 2014	By: /s/ Mark A. Kimball
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.        Description

10.1	Twelfth Amendment to Amended and Restated Private Label Consumer Credit Card Program Agreement dated and executed January 13, 2014;

10.2	Thirteenth Amendment to Amended and Restated Private Label Consumer Credit Card Program Agreement dated and executed January 13, 2014

4